Exhibit 10.46
OMEROS CORPORATION
AGREEMENT FOR ANTIBODY DEVELOPMENT
This Agreement for Antibody Development (this “Agreement”) is between Omeros Corporation (“Omeros”), a Washington corporation having an address at 1420 Fifth Avenue, Suite 2600, Seattle, Washington 98101, and North Coast Biologics LLC (“North Coast”), a Washington Limited Liability Company having an address at 2815 Eastlake Avenue East, #300, Seattle, Washington 98102, and is effective as of October 31, 2008 (the “Effective Date”). Omeros and North Coast may be referred to herein each as a “Party” or together as the “Parties”.
Omeros’ business includes the research and development of pharmaceuticals and biological therapeutic products. North Coast is in the business of the discovery of humanized recombinant antibodies from rabbits. Omeros wishes to access North Coast’s expertise to isolate and optimize antibodies to human MASP-2 and additional targets, which Omeros will further develop and commercialize, as further described below, and North Coast wishes to provide such expertise to Omeros.
Therefore, for the above and other consideration, Omeros and North Coast hereby agree as follows:
1 Key Definitions
1.1	“Additional Target Therapeutic” shall mean a biological therapeutic that contains a North Coast-Originated Additional Target Antibody, the manufacture, sale, offer for sale or use of which, were it not for Omeros’ ownership of the Omeros Antibody Patents, would infringe any valid and enforceable claim(s) of any issued patent or any patentable claim(s) of any pending patent application included within the Omeros Antibody Patents in the country or countries in which such products are offered for sale, sold, manufactured or used.

1.2	“Additional Targets” shall mean the therapeutic targets listed on Exhibit A attached hereto and any other therapeutic targets identified by Omeros to North Coast during the Option Period (as defined below); provided, however, that Additional Targets shall not include the following targets for which North Coast has previously granted a third party an option to have North Coast develop antibodies against such targets pursuant to a written agreement executed prior to the date of this Agreement, if and only if such following targets are timely elected by such third party under the prior agreement prior to December 1, 2008 and only with respect to the ScFV format of antibody fragments against such elected following targets for which North Coast is precluded from developing for Omeros pursuant to the terms of the prior agreement: [†].

1.3	“Chimeric Antibodies” shall have the meaning set forth in the applicable Research Plan (as defined in Section 2.3).

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1.4	“Combination Product” shall mean any (a) MASP-2 Therapeutic containing both a North Coast-Originated MASP-2 Antibody and one or more additional pharmaceutically active agent(s) that do not constitute a North Coast-Originated MASP-2 Antibody and (b) Additional Target Therapeutic containing both a North Coast-Originated Additional Target Antibody and one or more additional pharmaceutically active agent(s) that do not constitute a North Coast-Originated Additional Target Antibody.

1.5	“Deliverables” shall mean the deliverables to be provided by North Coast to Omeros under any Research Plan.

1.6	“First Due Date” and “Second Due Date” shall mean the dates set forth in a Research Plan by which North Coast agrees to deliver (i), for the First Due Date, [†] and (ii) for the Second Due Date, [†], (all of such Deliverables together, the “First Due Date Deliverables” and the “Second Due Date Deliverables”, respectively). The First and Second Due Dates in a Research Plan shall be mutually agreed to by Omeros and North Coast at the time of execution of the Research Plan and shall be automatically extended by the number of days that Omeros takes to perform the matters assigned to in the Research Plan in excess of the number of days allotted to Omeros for such matters in the Research Plan, unless such failure is caused by North Coast not timely providing any of the Services and Deliverables by the deadlines set forth in the Research Plan.

1.7	“FDA” shall mean the US Food and Drug Administration.

1.8	“IND” shall mean an Investigational New Drug Application, if submitted to FDA, or corresponding application to permit the commencement of clinical trials for the evaluation of a pharmaceutical or biological therapeutic if submitted to another Regulatory Agency.

1.9	“Intellectual Property Rights” shall mean all inventions, ideas, discoveries, issued, reissued or reexamined patents, pending and future patent applications, continuation and continuation-in-part patent applications, divisional patent applications, utility models, inventor’s certificates, trade secrets, know-how, copyrights, computer programs, databases and trademarks.

1.10	“Lead Candidate” shall have the meaning set forth in the applicable Research Plan.

1.11	“MASP-2” shall refer to human mannan binding lectin-associated serine protease 2.

1.12	“MASP-2 Therapeutic” shall mean a biological therapeutic that contains a North Coast-Originated MASP-2 Antibody, the manufacture, sale, offer for sale or use of which, were it not for Omeros’ ownership of the Omeros Antibody Patents, would infringe any valid and enforceable claim(s) of any issued patent or any patentable claim(s) of any pending patent application included within the Omeros Antibody Patents in the country or countries in which such products are offered for sale, sold, manufactured or used.

1.13	“Net Sales” shall refer, with respect to an Omeros Therapeutic, to (a) the gross total of the monetary amounts invoiced and collected by Omeros or, if Omeros has licensed

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manufacturing and distribution rights to a licensee, by Omeros’ licensee, for the initial sale or distribution of such Omeros Therapeutic, but excluding any amounts invoiced or collected by parties other than Omeros or Omeros’ licensee for subsequent sales or distribution provided no part of such amounts invoiced or collected by such parties is directly or indirectly paid to Omeros or Omeros’ licensee, less (b) the sum of the following actual and customary deductions where applicable: cash, trade, or quantity discounts; sales, use, tariff, import/export duties or other excise taxes, and any other governmental taxes imposed on particular sales; transportation charges and allowances; sales commissions to third parties (but excluding sales commissions to Omeros’ employees); wholesale charge backs; distributor fees; Medicare/Medicaid rebates; customer rebates; refunds for recalls; and allowances or credits to customers because of rejections or returns, provided such deductions are documented. If a North Coast-Originated Antibody is sold in combination with one or more additional active agents as a Combination Product, Net Sales shall be the product obtained by multiplying Net Sales of the Combination Product by the fraction A/(A+B) where A is the sales price of the North Coast-Originated Antibody in the Combination Product when sold separately in an Omeros Therapeutic including a North Coast-Originated Antibody as the only active agent and B is the total sales price of all additional active agents in the Combination Product when sold separately in a pharmaceutical or biologic therapeutic product including such additional active agents as the only active agents. If the North Coast-Originated Antibody and the other active agents are not sold in separate pharmaceutical or biologic therapeutic products, the portion of the total cost of the Combination Product attributed to the North Coast-Originated Antibody shall be a fraction, the numerator of which shall be the cost of the North Coast-Originated Antibody and the denominator of which shall be the total cost of the Combination Product, and the fraction shall be multiplied by the sales price of the Combination Product to arrive at Net Sales. For purposes of this paragraph, the acquisition of Omeros Therapeutics from Omeros as part of an acquisition or other transfer or conveyance of all or a part of the assets of Omeros’ business to which this Agreement pertains, or as part of a merger, acquisition, reorganization or other change of control of Omeros, shall not be considered a sale or distribution of Omeros Therapeutics.

1.14	“North Coast-Originated Additional Target Antibody” shall mean any Additional Target antibody or antibody fragment that specifically binds to an Additional Target or portions thereof that was isolated and/or developed for and delivered to Omeros by North Coast under this Agreement or that is derived from an Additional Target antibody or antibody fragment that was isolated and/or developed for and delivered to Omeros by North Coast under this Agreement.

1.15	“North Coast-Originated Antibody” shall mean any North Coast-Originated MASP-2 Antibody or North Coast-Originated Additional Target Antibody.

1.16	“North Coast-Originated MASP-2 Antibody” shall mean any MASP-2 antibody or antibody fragment that specifically binds to
MASP-2 polypeptides or portions thereof that was isolated and/or developed for and delivered to Omeros by North Coast under this Agreement or that is derived from an MASP-2 antibody or antibody fragment that was

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isolated and/or developed for and delivered to Omeros by North Coast under this Agreement.

1.17	“Omeros Antibody Patents” shall mean (a) all patent applications and patents that claim North Coast-Originated MASP-2 Antibodies, MASP-2 Therapeutic compositions, or methods of producing North Coast-Originated MASP-2 Antibodies or MASP-2 Therapeutic compositions and (b) all patent applications and patents that claim North Coast-Originated Additional Target Antibodies, Additional Target Therapeutic compositions, or methods of producing North Coast-Originated Additional Target Antibodies or Additional Target Therapeutic compositions; provided, however, that the Omeros Antibody Patents shall exclude any patents or patent applications owned by third parties.

1.18	“Optional Candidate” shall have the meaning set forth in the applicable Research Plan.

1.19	“Overall Objective” shall mean the isolation and optimization of a North Coast-Originated Antibody (as described in each Research Plan) that is suitable for advancement by Omeros through preclinical and clinical development and ultimate manufacture, commercialization, distribution and sale in the form of one or more Omeros Therapeutics.

1.20	“Omeros Therapeutic” shall mean any MASP-2 Therapeutic or Additional Target Therapeutic.

1.21	“Regulatory Agency” shall mean FDA or corresponding foreign national or international agency that regulates and approves the clinical testing, marketing and sale of pharmaceuticals and biological therapeutics.

1.22	“Second Generation Candidate” shall have the meaning set forth in the applicable Research Plan.

1.23	“Services” shall mean the services to be provided by North Coast to Omeros under any Research Plan.

2	Services and Deliverables

2.1	MASP-2 Antibodies. North Coast shall provide Omeros the Services and Deliverables set forth in the initial research plan (“Initial Research Plan”) attached to this Agreement as Exhibit B. As consideration for such Services and Deliverables, Omeros agrees to pay to North Coast: the Initial Access Fee, MASP-2 cDNA Fee, Optional MASP-2 Candidate cDNA Fee (if applicable) and the Development Milestone Payments and Sales Royalties (as such terms are defined in Section 3) with respect to any MASP-2 Therapeutic developed under the Initial Research Plan, but only to the extent that such amounts become due and payable under the terms and conditions of this Agreement and the Initial Research Plan.

2.2	Antibodies to Additional Targets.

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a)	Option for Additional Targets. Omeros will have an option (the “Option”), exercisable during the period beginning on the date of this Agreement and ending on the earlier of (i) the twelve-(12) year anniversary of the date of this Agreement and (ii) such time as Omeros’ has exercised the Option with respect to [†] Additional Targets (the “Option Period”), to have North Coast generate antibodies raised against up to [†] of the Additional Targets that may be selected by Omeros at Omeros’ sole discretion, individually or in group(s), during the Option Period. If Omeros elects to exercise the Option, it shall do so by providing written notice to North Coast and the Parties will execute a research plan for such Additional Target in substantially the form attached hereto as Exhibit C, modified as the parties deem reasonably necessary solely to account for any changes to the process necessary to develop and validate antibodies to such Additional Target (an “Additional Target Research Plan”), and North Coast will provide Omeros the Services and Deliverables set forth in such Additional Target Research Plan.

If Omeros exercises its Option for an Additional Target, then as consideration for the Services and Deliverables set forth in the applicable Additional Target Research Plan, Omeros agrees to pay to North Coast for such Additional Target: the applicable Subsequent Access Fee (if payable under Section 3.1.a.2), the Additional Target Antibody cDNA Fee, the Optional Additional Target Antibody cDNA Fee (if applicable) and the Development Milestone Payments and Sales Royalties (as such terms are defined in Section 3) with respect to any Additional Target Therapeutic developed under such Additional Target Research Plan, but only to the extent that such amounts become due and payable under the terms and conditions of this Agreement and the applicable Additional Target Research Plan.

b)	MASP-2 Replacement. Notwithstanding anything to the contrary contained in this Agreement or the Initial Research Plan, if Omeros determines that in performing the Services and providing the Deliverables described in Task 1 of the Initial Research Plan North Coast did not [†], then (i) unless agreed to in writing by Omeros, North Coast shall continue to perform the Services until delivery of the Deliverables under the Initial Research Plan in order to achieve the Overall Objective described in the Initial Research Plan (including, without limitation, reperforming any Services and Deliverables in Task 1 of the Initial Research Plan) and (ii) at Omeros’ discretion, upon written notice from Omeros to North Coast (the “MASP-2 Replacement Notice”), the Parties will enter into an Additional Target Research Plan for an Additional Target selected by Omeros on the terms and conditions set forth in Section 2.2.a, except that (1) Omeros will not be required to pay a Subsequent Access Fee with respect to such Additional Target and (2) such Additional Target will not be counted for purpose of determining how many remaining Additional Targets are subject to the Option under Section 2.2.a; provided, however, that North Coast will not be required to enter into an Additional Target Research Plan for an Additional Target pursuant to this Section 2.2.b(ii) unless Omeros gives North Coast the MASP-2 Replacement Notice before the date that North Coast provides Omeros a

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Lead Candidate under the Initial Research Plan that meets the applicable Acceptance Criteria and all of the related Services and Deliverables.

If Omeros provides North Coast a timely MASP-2 Replacement Notice under Section 2.2.b(ii) and the Parties enter into an Additional Target Research Plan under Section 2.2.b(ii) for an Additional Target then, notwithstanding anything to the contrary contained in Section 2.4, Omeros may not require North Coast to enter into an Additional Research Plan under Section 2.4(b) if North Coast fails to deliver to Omeros either the First Due Date Deliverables within ninety (90) days of the First Due Date under the Initial Research Plan or the Second Due Date Deliverables within ninety (90) days of the Second Due Date under the Initial Research Plan; provided, however, that the preceding limitation to Omeros’ rights under Section 2.4(b) shall only apply with respect to the Initial Research Plan and not any other Research Plans.

c)	[†].

d)	FMAT Machine. North Coast acknowledges receipt of [†] from Omeros on October 21, 2008 (the “FMAT Payment”), which amount North Coast used to [†] the purchase price of a Fluorometric Microvolume Assay Technology machine (the “FMAT”). As consideration for the FMAT Payment, notwithstanding anything to the contrary contained in this Agreement:

2.2.d.1 The Additional Target for which Omeros exercises its Option (but not including the Additional Target that Omeros selects pursuant to Section 2.2.b, if any, which will be subject to the terms and conditions of Section 2.2.b) and designates in writing at the time of such exercise as being linked to the FMAT Payment (the “FMAT Target”) shall be subject to the terms and conditions of Section 2.2.a, except that (i) Omeros will not be required to pay any Development Milestone Payments or Sales Royalties with respect to any Omeros Therapeutic that is developed under the Additional Target Research Plan for the FMAT Target, (ii) the FMAT Target will not be counted for purpose of determining how many remaining Additional Targets are subject to the Option under Section 2.2.a and (iii) unless North Coast has delivered to Omeros the FMAT Repayment Amount (as defined below) prior to Omeros’ exercise of its Option for the FMAT Target, if the FMAT Target is the first Additional Target selected by Omeros during a calendar year in which a Subsequent Access Fee would be payable by Omeros under Section 3.1.a.2, then, notwithstanding anything to the contrary contained in this Agreement, Omeros will not be required to pay a Subsequent Access Fee for the FMAT Target and for purposes of determining the Subsequent Access Fee under Section 3.1.a.2 for any Additional Target selected during the same calendar year or in any subsequent calendar year(s), Omeros shall be given credit for the payment of a Subsequent Access Fee during the calendar year in which it exercised its option for the FMAT Target. The “FMAT Repayment Amount” is an amount equal to the FMAT Payment plus interest on such amount calculated from the date of this Agreement on the basis of a three hundred sixty (360) day period at a per annum rate equal to the interest rate of [†].

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If the FMAT Target is the first Additional Target selected by Omeros during a calendar year in which a Subsequent Access Fee would be payable by Omeros under Section 3.1.a.2, and if upon Omeros’ exercise of its Option and designation of the FMAT Target, North Coast reasonably determines that it would be financially unable to provide the required services for generation of antibodies against the FMAT Target in accordance with the applicable Additional Target Research Plan, North Coast may request that Omeros pay the otherwise applicable Subsequent Access Fee for the FMAT Target in accordance with Section 3.1.a.2 and, unless Omeros elects not to proceed at that time with the FMAT Target (in which case it may reserve election of an FMAT Target for a later time), Omeros shall pay the otherwise applicable Subsequent Access Fee (the “FMAT Access Fee”). If Omeros has paid the FMAT Access Fee, then upon Omeros’ written election either (a) an amount equal to [†] the FMAT Access Fee shall be credited against the first to become due and payable of (i) the Additional Target Antibody cDNA Fee for the FMAT Target or (ii) an Additional Target Antibody cDNA Fee for another Additional Target, or
(b) the first Development Milestone that becomes due thereafter for the [†].

If North Coast fails to deliver either the First Due Date Deliverables by the First Due Date specified in an Additional Target Research Plan or the Second Due Date Deliverables by the Second Due Date specified in an Additional Target Research Plan for the FMAT Target, then upon written notice to North Coast, Omeros shall have the right to designate any other Additional Target as the FMAT Target in place of the originally designated Additional Target, and all of the provisions in the above paragraph shall apply to the redesignated FMAT Target in place of the originally designated Additional Target, with North Coast being relieved of any further work on the originally designated Additional Target and Omeros being relieved of any further financial obligations concerning the originally designated Additional Target.

2.2.d.2 [†].

[†].

[†].

2.2.d.3 Omeros shall be provided free use of and access to the FMAT machine at North Coast’s facility in Omeros’ research and development programs, at times to be mutually agreed for convenience to both parties and without undue interruption of North Coast’s activities.

2.2.d.4 If under the terms and conditions of the Additional Target Research Plans for the first three (3) Additional Target for which Omeros exercises its Option (including the Additional Target(s) that Omeros selects pursuant to Section 2.2.b, if any, or this Section 2.2.d), North Coast fails to deliver either the First Due Date Deliverables by the First Due Date specified in any of such Additional Target Research Plans or the Second Due Date Deliverables by the Second Due Date

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specified in such Additional Target Research Plan, then within thirty (30) days of receipt from Omeros of a written demand therefor, [†].
2.3	Additional Services and Deliverables. North Coast and Omeros may mutually agree that additional Services not envisioned by the Initial Research Plan or an Additional Target Research Plan (if any) will be provided under this Agreement, which shall be specified in one or more additional research plans, including all additional Deliverables, any additional fee compensation payable and a timeline for performance, the Initial Research Plan, any Additional Target Research Plan and any additional research plans each referred to herein as a “Research Plan.”

2.4	Failure to Provide Services and Deliverables by Due Date and Replacement Target. If North Coast fails to deliver to Omeros either the First Due Date Deliverables by within [†] of the First Due Date specified in the Initial Research Plan or any Additional Target Research Plan (as applicable) or the Second Due Date Deliverables by within [†] of the Second Due Date specified in such Initial Research Plan or any Additional Target Research Plan (as applicable), then Omeros in its sole discretion may: (a) terminate the Research Plan upon written notice to North Coast; provided, however, that if at any time after such [†] Omeros has not terminated the Research Plan and North Coast provides Omeros a humanized Lead Candidate that meets the Acceptance Criteria and the related Services and Deliverables under the Research Plan, then Omeros may not terminate such Research Plan pursuant to this Section 2.4; and/or (b) select an Additional Target, in which case the Parties will enter into an Additional Target Research Plan for such Additional Target on the terms and conditions set forth in Section 2.2.a, except that (i) Omeros will not be required to pay a Subsequent Access Fee with respect to such Additional Target, (ii) Omeros will not be required to pay an Additional Target Antibody cDNA Fee with respect to the humanized Lead Candidate generated under such Additional Target Research Plan and (iii) such Additional Target will not be counted for purpose of determining how many remaining Additional Targets are subject to the Option under Section 2.2.a.

If Omeros is entitled under Section 2.4(a) to terminate a Research Plan but has not done so, then until it has exercised its right to terminate the Research Plan (1) North Coast will continue providing the Services and Deliverables described in the Research Plan and (2) North Coast and Omeros will communicate at least monthly to discuss any progress made by North Coast under the Research Plan and Omeros’ continued interest in having North Coast continue work under such Research Plan. If Omeros terminates a Research Plan in accordance with this Section 2.4, Omeros shall have no further obligations to North Coast with respect to any Services or Deliverables provided under such Research Plan (including, without limitation, any obligation to pay any fees in connection with such Research Plan such as Development Milestone Payments or Sales Royalties under Section 3).

2.5	Best Efforts. North Coast shall use its continuing best efforts to diligently complete all Services, to deliver all Deliverables and meet all milestones set forth in all Research Plans within the timeline set forth within the applicable Research Plans, and to achieve the Overall Objective, and shall ensure that all Services are carried out and Deliverables

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generated and developed using staff that are fully qualified and in accordance with the prevailing professional standards of the industry.

2.6	Subcontracting. North Coast shall not subcontract with any other entity for the performance of any portion of the Services or for the provision of any Deliverables without Omeros’ express written consent. Any approval of a subcontract by Omeros does not grant the right to any approved subcontractor to further subcontract its obligations without first obtaining further express prior written consent of Omeros. Any approved subcontractor shall be subject to all of the terms applicable to the North Coast under this Agreement, provided that North Coast shall be responsible and remain liable for the performance of all obligations of North Coast under this Agreement and any breach thereof by any subcontractor.

2.7	Compliance with Laws. North Coast shall comply with all applicable international, national, county and local laws, rules and regulations in providing the Services and delivering the Deliverables. North Coast shall promptly notify Omeros if any regulatory agency takes action against North Coast for any defect or deficiency, during the Term (as defined in Section 8.1) of this Agreement, or if any other adverse event occurs that materially limits North Coast’s ability to complete the Services and provide the Deliverables.

2.8	Transfer of Antibodies. North Coast shall assist Omeros and cooperate with transfer of the Chimeric Antibodies, Lead Candidates, Second Generation Candidates and Optional Candidates, their respective physical cDNA’s, cDNA sequences in written and electronic form, antibody expression constructs and antibody expressing cell lines, as applicable, as well as the respective Records and Materials (as defined in Section 4.1.b) in physical and electronic form, to third party(ies) designated by Omeros for further development and/or manufacture of preclinical, clinical and commercial supplies of North Coast-Originated Antibodies.

3	Payments and Royalties

3.1	Payment Terms. As full and complete consideration for the Services and Deliverables, all licenses, intellectual property and other rights conveyed, and all obligations undertaken in accordance with this Agreement, Omeros shall pay North Coast the amounts set forth in this Section 3 upon satisfaction of the respective conditions for each payment. Any portion of the Services that reasonably need to be reperformed, or any Deliverables that reasonably need to be reproduced, due to no fault of Omeros shall be promptly reperformed or reproduced, if requested by Omeros, without added charge.
a)	Technology Access Fees.

3.1.a.1 Initial Access Fee. Omeros shall pay North Coast a fee of [†] (the “Initial Access Fee”) on invoice to be submitted upon execution of this Agreement for access rights to North Coast’s Pre-existing Intellectual Property and the New North Coast Intellectual Property (as such terms are defined in Sections 7.1 and 7.2.a,

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respectively) to be used by North Coast for Omeros’ benefit in performing the Services described under the Initial Research Plan and any other Research Plans covering Additional Targets for which Omeros exercises its Option prior to [†], and to permit Omeros to use, develop, commercialize, sell and distribute the Deliverables provided under the Initial Research Plan and any such other Research Plans. North Coast acknowledges receipt from Omeros on October 10, 2008 of [†] as partial payment towards the Initial Access Fee, and agrees that the invoice for the Initial Access Fee shall show a credit to Omeros for such amount and the total amount owing to North Coast for the Initial Access Fee shall be [†]. The Initial Access Fee is payable by Omeros only one time regardless of how many such Research Plans Omeros and North Coast enter into, and regardless of how many antibodies North Coast generates against MASP-2 and any Additional Targets.

3.1.a.2 Subsequent Access Fees. Subject to the terms and conditions of this Agreement, if at any time after [†] (a) Omeros exercises its Option for an Additional Target and (b) such exercise is the first exercise by Omeros of its Option for any Additional Target during the then-current calendar year, then Omeros shall pay North Coast a fee (a “Subsequent Access Fee”) on invoice, to be submitted upon mutual execution of the Additional Target Research Plan for such Additional Target, for access rights to North Coast’s Pre-existing Intellectual Property and the New North Coast Intellectual Property to be used by North Coast for Omeros’ benefit in performing the Services described under such Additional Target Research Plan and any other Research Plans covering Additional Targets for which Omeros exercises its Option during such calendar year, and to permit Omeros to use, develop, commercialize, sell and distribute the Deliverables provided under such Additional Target Research Plan and any other such Research Plans. A Subsequent Access Fee is payable by Omeros only one time during such calendar year, regardless of how many Additional Targets Omeros’ exercises its Option for during a calendar year, and regardless of how many antibodies North Coast generates against any Additional Targets during such calendar year. The Subsequent Access Fee shall be:
3.1.a.2.1 [†] for the first calendar year after [†] in which Omeros exercises its Option (“Calendar Year I”),

3.1.a.2.2 [†] for the first calendar year after Calendar Year I in which Omeros exercises its Option (“Calendar Year II”), and

3.1.a.2.3 [†] for the first calendar year after Calendar Year II in which Omeros exercises its Option (“Calendar Year III”).
For purposes clarification, Calendar Year I can be any calendar year during the Option Period beginning with calendar year [†], and Calendar Year I, Calendar Year II and Calendar Year III do not have to be successive calendar years. Notwithstanding anything in this Agreement to the contrary, Omeros shall not be required to pay a technology access fee (including any Subsequent Access Fees) with respect to any Additional

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Targets for which Omeros exercises its Option after Calendar Year III; provided that in consideration of Omeros’ agreement to pay the Subsequent Access Fees during Calendar Year I, Calendar Year II and Calendar Year III, North Coast shall grant access rights to North Coast’s Pre-existing Intellectual Property and the New North Coast Intellectual Property to be used by North Coast for Omeros’ benefit in performing the Services described under any Research Plans covering Additional Targets for which Omeros exercises its Option after Calendar Year III, and permit Omeros to use, develop, commercialize, sell and distribute the Deliverables provided under such Research Plans.
b)	cDNA Fees.
3.1.b.1 MASP-2 cDNA Fee. If, after North Coast provides all of the Services and Deliverables described in Section 2.3(a) of the Initial Research Plan with respect to [†], then on invoice Omeros shall pay to North Coast a one-time fee of [†].

3.1.b.2 Optional MASP-2 Candidate cDNA Fee. If at Omeros’ written request North Coast generates a [†], and after North Coast provides all of the Deliverables described in Section 2.3(a) of the Initial Research Plan with respect to [†], then on invoice Omeros shall pay to North Coast a one-time fee of [†] (the “Optional MASP-2 Candidate cDNA Fee”). Omeros shall pay North Coast an Optional MASP-2 Candidate cDNA Fee for each [†] and for which North Coast has provided the Deliverables described in Section 2.3(a).

3.1.b.3 Additional Target Antibody cDNA Fee. For each Additional Target, if after North Coast provides all of the applicable Services and Deliverables described in the applicable Additional Target Research Plan with respect to the applicable [†], then on invoice Omeros shall pay to North Coast a one-time fee of [†] (the “Additional Target Antibody cDNA Fee”); provided, however, that Omeros and North Coast may agree at the time of execution of the applicable Additional Target Research Plan [†].

3.1.b.4 Optional Additional Target Antibody cDNA Fee. If at Omeros’ written request North Coast generates a [†] under an Additional Target Research Plan, and after North Coast provides all of the Services and Deliverables described in the Additional Target Research Plan with respect to [†], then on invoice Omeros shall pay to North Coast a one-time fee of [†] (the “Optional Additional Target Antibody cDNA Fee”). Omeros shall pay North Coast an Optional Additional Target Antibody cDNA Fee for each such humanized Optional Candidate requested by Omeros that [†].
c)	Additional Services and Deliverables. Fees for any additional Services and Deliverables not envisioned by this Agreement shall be as set forth in any amendments to this Agreement and shall be determined on a per project basis.

d)	Development Milestone Payments. For each Omeros Therapeutic, Omeros shall pay North Coast the following one-time development milestone payments (each a “Development Milestone Payment”) on invoice upon completion of the associated development activity (each a “Development Milestone”) by Omeros or by a licensee of

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Omeros for an Omeros Therapeutic. Omeros shall provide North Coast written notice of the completion of each Development Milestone by Omeros or Omeros’ licensee within thirty (30) days of such Development Milestone completion. The Development Milestone Payments that may become due for an Omeros Therapeutic shall be [†], as set forth in the following table:

Development Milestone		Development Milestone Payment [†] for the Omeros Therapeutic [†]:
		Each no later	Each no later	Each no later
	Each by the [†]	than [†] set	than [†] set	than [†] set	Each at least [†]
	set forth in	forth in	forth in	forth in	set forth in
	applicable	applicable	applicable	applicable	applicable
	Research Plan	Research Plan	Research Plan	Research Plan	Research Plan*

[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]

*	Humanized Lead Candidate must meet applicable Acceptance Criteria [†].
e)	Royalties. For each Omeros Therapeutic, Omeros shall pay North Coast a royalty as a percentage of Net Sales of such Omeros Therapeutic (the “Sales Royalty”). The applicable Sales Royalty rate that may become due for an Omeros Therapeutic shall be [†], as set forth in the following table:

Sales Royalty rate [†] for the Omeros Therapeutic [†]:
	Each no later than [†] set	Each no later than [†] set	Each no later than [†] set
Each by the [†] set forth in	forth in applicable	forth in applicable	forth in applicable
applicable Research Plan	Research Plan	Research Plan	Research Plan
[†]	[†]	[†]	[†]
Sales Royalties shall be paid on a [†] within [†] following the end of each [†] for Net Sales realized during such [†]. Notwithstanding anything above in this Section 3.1.e, Omeros shall not be required to pay North Coast a Sales Royalty for Net Sales on a MASP-2 Therapeutic or an Additional Target Therapeutic realized during any period in a country or territory in which a third party, without license or other authority from Omeros, also sells or distributes a MASP-2 therapeutic or an Additional Target therapeutic, respectively, that infringes one or more claims of the Omeros Antibody Patents, provided that Omeros has acted with reasonable diligence in seeking to enforce the applicable Omeros Antibody Patents to enjoin such third party sales or distribution after discovery by Omeros of such third party sales or distribution.
3.2	Price Adjustments for Additional Targets. The Additional Target Antibody cDNA Fee, Optional Additional Target Antibody cDNA Fee and each Development Milestone Payment (collectively “Fees”) shall remain fixed for all Additional Targets for which

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Omeros exercises its Option on or before [†]. For any Additional Targets for which Omeros exercises its Option after [†], the Fees will each be increased each year by the lesser of (a) [†] and (b) the seasonally adjusted change in the Producer Price Index for pharmaceutical and medicine manufacturing (commodity code 32541) issued by the Bureau of Labor Statistics, U.S. Department of Labor (“PPI”) for the year ending immediately preceeding the year in which the Option is exercised. For example, if Omeros exercises its Option for an Additional Target in [†], the Fees will be increased over the Fees payable in [†] by the lesser of [†] and the PPI for [†]. For an antibody requested in [†], the Fees will be increased over the Fees payable in [†] by (1) the lesser of [†] and the PPI for [†] and (b) the lesser of [†] or the PPI for [†]. No other payments that may become due hereunder, including without limitation the Subsequent Access Fees and Sales Royalty rates, will be subject to increase pursuant to this Section 3.2.
3.3	Invoices. North Coast shall submit invoices to Omeros for payments, other than Sales Royalties that have become due. The terms of payment are [†] after Omeros’ receipt of North Coast’s invoice, or in the event that any invoice is disputed in good faith, [†] after mutual agreement or other resolution is reached on the disputed invoice or receipt of a corrected invoice. Invoices shall reference this Agreement and the relevant Research Plan (as applicable) and specify the milestone payment or other fee that is being invoiced. Payment for Sales Royalties shall be made by Omeros concurrent with delivery of the Net Sales reports specified in Section 4.1.a.

Invoices shall be sent to Omeros by mail addressed to the following or subsequently updated address:

Accounts Payable
Omeros Corporation
1420 Fifth Avenue, Suite 2600
Seattle, WA 98101
North Coast shall provide and keep Omeros updated on invoice payment instructions, including wire transfer information or the payee and address for checks.

3.4	Obligation to Pay Taxes. Payments under this Agreement shall be made in full in the agreed amounts without deduction for taxes of any kind whatsoever. Any taxes that may be due and payable as a result of Omeros’ payments under this Agreement are solely North Coast’s responsibility.

4	Reports; Records; Audits; Inspections

4.1	Reports and Record Maintenance.

a) By Omeros. Following the initial approval by a Regulatory Agency for the sale by Omeros or a licensee of Omeros of an Omeros Therapeutic, Omeros shall provide North Coast with a Net Sales report on a [†] setting forth the quantity of sales of such Omeros Therapeutic, the gross monetary amounts invoiced and collected by either Omeros or by a licensee of Omeros (and reported to Omeros during such [†]) for the initial distribution or

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sale of such Omeros Therapeutic, and the total of all deductions provided for in Section 1.9 during such [†], within [†] following the end of each [†] for Net Sales realized during such [†].

b) By North Coast. North Coast shall provide Omeros written status reports regarding its progress on all uncompleted Research Plans on an at least [†] commencing [†], with each report due within [†] of the end of the preceding [†]. North Coast shall maintain complete and accurate written and electronic records, accounts, notes, reports and data, and materials, including, without limitation, B cell cultures, culture supernatants, sequence information, expression construct DNA and viable clones of all Chimeric Antibodies, Lead Candidates, Optional Candidates and Second Generation Candidates (as applicable) and any other records and materials listed in Section 2.8, relating to its performance of the Research Plans (the “Records and Materials”) for the longer of the following minimum periods: (i) all Records and Materials related to North Coast-Originated Antibodies or Omeros Therapeutics approved by FDA for marketing shall be retained by North Coast for at least two (2) years after such FDA approval; (ii) all Records and Materials related to North Coast-Originated Antibodies or Omeros Therapeutics for which Omeros submits an IND will be retained by North Coast for at least five (5) years after such submission; and (iii) all records related to North Coast-Originated Antibodies or Omeros Therapeutics for which Omeros notifies North Coast that an IND has not been filed and is not planned to be filed shall be retained by North Coast for at least [†] following North Coast receipt of notice of such determination from Omeros. North Coast shall notify Omeros at least [†] before any Records and Materials are to be disposed of or destroyed. If at any time Omeros requests receipt of all or any portion of the original Records and Materials, North Coast shall send such original Records and Materials to Omeros at Omeros’ reasonable expense.

4.2	Audit of Omeros Books. North Coast shall have the right to employ a certified public accountant to review and reconcile the directly relevant accounting records and procedures of Omeros solely as they relate to the determination of Sales Royalties, during reasonable business hours and no more than [†] a year, and Omeros agrees to make available at Omeros’ place of business all such directly relevant accounting records for that purpose within [†] of written request by North Coast. The cost of such review shall be borne by North Coast, unless it is found that Omeros under-paid a [†] Sales Royalty for any [†] by an amount of [†] or greater, in which case the cost of such review shall be borne by Omeros.

4.3	Visits, Audits and Inspections. Omeros’ representatives may visit North Coast’s facilities at reasonable times and with reasonable frequency during normal business hours to observe the progress of the Services and Deliverables under any Research Plan, within [†] of written request. North Coast shall assist Omeros in scheduling and implementing such visits. During the visits, Omeros representatives may examine all Records and Materials, facilities and equipment that pertain to any Services and Deliverables, and any other relevant resources pertaining to any Research Plan, as well as any other audit reports prepared by or on behalf of North Coast with respect to quality audits of such relevant

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resources. If North Coast receives a request from any Regulatory Agency to inspect any portion of North Coast’s facilities related to the performance of any Services and Deliverables, North Coast shall notify Omeros in advance and provide Omeros an opportunity, at Omeros’ expense, to participate in such inspection, and shall fully inform Omeros of the results of such inspection.

5	Samples

5.1	Use of Samples. Omeros shall transfer to North Coast the sufficient or requested quantities of proteins, reagents, antibodies and/or other materials involved in the Services as specified in any Research Plan (“Samples”). Omeros shall provide all pertinent information known to Omeros regarding the Samples to the extent necessary for carrying out any Research Plan. North Coast shall be responsible for and bear the expense of obtaining any other chemicals, materials, equipment, animals and facilities needed to conduct the Services and produce the Deliverables. North Coast shall not use or analyze any Samples provided under this Agreement except as necessary to carry out the relevant Research Plan and shall not administer or permit the Samples to be administered to any person. After completion of the Services, North Coast shall either return the Samples to Omeros or dispose of the Samples, upon written request by Omeros and at Omeros’ risk and expense. North Coast accepts full responsibility for safe handling of all Samples or other compounds or materials used in the performance of the Services and shall be responsible for any loss or destruction of the Samples after delivery to North Coast.

5.2	Ownership of Samples. The Samples are and shall remain the sole property of Omeros and nothing in this Agreement shall be construed as granting to North Coast, by implication or otherwise, any right or license with respect to the Samples, or any patent or other intellectual property rights with respect to the Samples, except as required to complete the Services and generate the Deliverables, and North Coast shall not file applications or otherwise seek any proprietary rights in respect of the Samples or any Confidential Information (as that term is defined in Section 6.1) that Omeros provides under this Agreement.

6	Confidentiality and Non-use

6.1	As used in this Agreement, “Confidential Information” shall mean any Samples, other materials, data, research, development, manufacturing, marketing, financial, personnel, sales, business, and other non-public, proprietary or technical information provided by a disclosing Party (the “Disclosing Party”) to a receiving Party (the “Recipient”), including, without limitation, all Deliverables, Records and Materials (which shall be considered Omeros’ Confidential Information even if generated or provided by North Coast), except any portion of such information that the Recipient establishes:

a) is or becomes generally available to the public or within the industry to which such information relates, other than as a result of a breach of this Agreement; or

b) is known by Recipient at the time of receipt of the Disclosing Party’s information, as evidenced by Recipient’s contemporaneous written records; or

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c) is provided to Recipient on a non-confidential basis by a third party who has the legal right to make such disclosure; or

d) was or is independently developed by or for Recipient without access to or use of the information of the Disclosing Party, as evidenced by Recipient’s contemporaneous written records.

6.2	Obligations of Confidentiality and Non-use. Each Party agrees that the Disclosing Party has and shall retain sole and exclusive rights of ownership of all Confidential Information disclosed or owned by such Party. Each Recipient agrees that during the Term of this Agreement and for [†] thereafter it will not use any Confidential Information of the Disclosing Party except for the purposes of performing under this Agreement, unless otherwise agreed by the Parties in writing. Each Recipient agrees not to disclose any Confidential Information of the Disclosing Party to others (except to Recipient’s employees, consultants, professional advisors, agents and Affiliates who reasonably require disclosure of such Confidential Information to achieve the purposes of this Agreement and who are bound to the Recipient by like obligations as to confidentiality and non-use no less stringent than those set forth herein) during the Term of this Agreement and for [†] thereafter without the prior written consent of the Disclosing Party. North Coast agrees that with respect to the Records and Materials, which are included in Omeros’ Confidential Information, these obligations of non-use and confidentiality shall subsist beyond [†] after the termination of this Agreement. Each Party agrees to maintain and follow reasonable procedures to prevent unauthorized disclosure or use of the other Party’s Confidential Information and to prevent it from becoming disclosed or being accessed by unauthorized persons. Each Party agrees that it may disclose to authorized persons only such Confidential Information of the Disclosing Party as is necessary for each such authorized person to perform his/her responsibilities under this Agreement. Recipient shall advise the Disclosing Party of any disclosure, loss, or use of Confidential Information of the Disclosing Party in violation of this Agreement as soon as practicable. Each Party agrees to return or destroy the Confidential Information of the other Party, whether in written, graphic, electronic or other tangible form, upon written request, provided, however, that legal counsel for each Party may retain an archival copy of Confidential Information solely for purposes of ensuring compliance with this Agreement.

6.3	Disclosure of this Agreement. The terms of this Agreement shall be considered each Party’s Confidential Information, and accordingly except for disclosures expressly permitted under this Agreement, neither Party may release any information to any third party regarding the terms of this Agreement without the prior written consent of the other Party. Notwithstanding the foregoing, the terms of this Agreement may be disclosed by either party to its existing or potential investors, acquirers, merger partners, commercial partners, shareholders, directors, officers and professional advisors as long as such individuals or entities are subject to similar conditions of confidentiality.

6.4	Permitted Disclosures. Notwithstanding anything to the contrary, a Party may disclose Confidential Information of the other Party, including, without limitation, the terms of this

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Agreement, to the extent such disclosure is reasonably necessary: (a) to secure patent protection for an Intellectual Property Right developed pursuant to this Agreement consistent with the ownership provisions set forth in Section 7; (b) to comply with applicable laws or regulations, the requirements of any Regulatory Agency or other regulatory or governmental authority, including, without limitation, FDA, the US Securities and Exchange Commission, the Federal Trade Commission and/or the Department of Justice, or judicial order from a court of competent jurisdiction; or (c) as necessary for Omeros to conduct pre-clinical studies, clinical trials, achieve the Overall Objective or to seek regulatory approval to market Omeros Therapeutics. Prior to making any such permitted disclosures, however, the Recipient shall give reasonable advance notice to the Disclosing Party with as much detail as possible in relation to the disclosure. Each Party agrees that it shall cooperate fully and in a timely manner with the other Party with respect to all such permitted disclosures, including determining what information should be released and requests for confidential treatment of Confidential Information of either Party included in any such disclosure where possible; provided that in no event shall a Party be required to delay any filing or release unreasonably hereunder.

6.5	Remedies. Because of the unique nature of the Confidential Information, each Recipient acknowledges and agrees that the Disclosing Party may suffer irreparable injury if the Recipient fails to comply with the obligations set forth in this Section 6, and that monetary damages may be inadequate to compensate the Disclosing Party for such breach. Accordingly, each Recipient agrees that the Disclosing Party will, in addition to any other remedies available to it at law, in equity or otherwise, without the requirement to post a bond, be entitled to seek injunctive relief and/or specific performance to enforce the terms, or prevent or remedy the violation, of this Section 6. This provision shall not constitute a waiver by either Party of any rights to damages or other remedies which it may have pursuant to this Agreement or otherwise.

7	Intellectual Property; Licenses

7.1	Pre-existing Intellectual Property. Except as expressly provided in this Section 7, neither Party shall, as a result of this Agreement, acquire any right, title, or interest in any Intellectual Property Rights that the other Party owned, licensed or controlled as of the Effective Date of, or that the other Party obtains ownership, license or control of separate and apart from the performance of, this Agreement (each Party’s “Pre-existing Intellectual Property”).

7.2	New Intellectual Property
a) Except as expressly provided in Section 7.3, North Coast shall own all right, title and interest in “New North Coast Intellectual Property”, which shall mean Intellectual Property Rights that North Coast develops, conceives, invents, reduces to practice or makes in the course of performance under this Agreement that consists of subject matter of general applicability to the current business of North Coast or therapeutic target other than MASP-2 and any Additional Target for which North Coast and Omeros enter into a

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Research Plan (MASP-2 and any such Additional Targets collectively, the “Omeros Targets” and each individually, an “Omeros Target”) and that is not specific to, and only to the extent that it does not apply to: any of the Omeros Targets; any inhibitor of an Omeros Target; any Omeros Target antibody or antibody fragment that binds to Omeros Target polypeptides or portions thereof, including, without limitation, North Coast-Originated Antibodies; any pharmaceutical or biological therapeutic for the inhibition of an Omeros Target, including, without limitation, any Omeros Therapeutic; any method or process for generating or producing any Omeros Target antibody or antibody fragment that binds to Omeros Target polypeptides or portions thereof, including, without limitation, North Coast-Originated Antibodies; any process or method for generating or producing Omeros Therapeutics; and any method of treatment by inhibiting an Omeros Target.
b) Omeros shall own all right, title, and interest in (a) the Omeros Antibody Patents, (b) all Intellectual Property Rights that either Party, solely or jointly with others, develops, conceives, invents, reduces to practice, improves, or makes in the course of performance under this Agreement that is directed or specific to: an Omeros Target; any inhibitor of an Omeros Target; any Omeros Target antibody or antibody fragment that binds to Omeros Target polypeptides or portions thereof, including, without limitation, North Coast-Originated Antibodies; any pharmaceutical or biological therapeutic for the inhibition of an Omeros Target, including, without limitation, any Omeros Therapeutic; any method or process for generating or producing any Omeros Target antibody or antibody fragment that binds to Omeros Target polypeptides or portions thereof, including, without limitation, North Coast-Originated Antibodies; any process or method for generating or producing Omeros Therapeutics; and any method of treatment by inhibiting an Omeros Target, and (c) any and all other Intellectual Property Rights, excluding the New North Coast Intellectual Property, and other work product generated by either Party during the course of performance under this Agreement, including, without limitation, all Intellectual Property Rights embodied or documented in the Records and the Materials, (collectively, the “New Omeros Intellectual Property”). North Coast hereby assigns, and shall continue to assign to Omeros, all of North Coast’s right, title and interest in any New Omeros Intellectual Property. North Coast shall promptly disclose to Omeros in writing all New Omeros Intellectual Property. North Coast shall execute, and shall require North Coast’s personnel involved in the performance of the Services to execute, any documents required to confirm Omeros’ ownership of the New Omeros Intellectual Property, and any documents required to apply for, maintain and enforce any patents or other rights in the New Omeros Intellectual Property. Upon Omeros’ request and at Omeros’ reasonable expense, and at no cost to North Coast, North Coast shall assist Omeros as may be necessary to apply for, maintain and enforce any patents or other rights in the New Omeros Intellectual Property.
7.3	Grant of License. North Coast hereby grants Omeros a non-exclusive, fully paid-up, irrevocable and transferable license, with the right to grant and authorize sublicenses, under (a) all of North Coast’s Pre-existing Intellectual Property, and (b) all New North Coast Intellectual Property, to the extent that North Coast’s Pre-existing Intellectual Property or the New North Coast Intellectual Property is necessary, useful or beneficial to

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express, modify, formulate, manufacture, test, develop, market, commercialize, make, have made, use, sell, import, and distribute any Deliverable called for in any Research Plan, any North Coast-Originated Antibody and any Omeros Therapeutic.

7.4	[†].

8	Term and Termination
8.1	Term. The term of this Agreement begins on the Effective Date and, unless earlier terminated as provided for below in this Section 8, continues in full force and effect until the later of (a) North Coast’s satisfactory completion of all Services and delivery of all Deliverables described in all Research Plans, (b) the expiration of the Option Period and (c) the point in time at which there are no patent application(s) in the process of being prepared for filing, no pending patent applications and no valid and enforceable claim included within any patent, utility model or inventor’s certificate within (i) the Omeros Antibody Patents, (ii) North Coast’s Pre-existing Intellectual Property that relates to any North Coast-Originated Antibody or any Omeros Therapeutic and (iii) the New North Coast Intellectual Property that relates to any North Coast-Originated Antibody or any Omeros Therapeutic (the “Term”).

8.2	Survival. The provisions of Sections 5-7, 8.2, 8.4, 9, 10 and 12-14 shall survive termination of this Agreement.

8.3	Termination for Cause. Either Party may terminate this Agreement at any time in the event that the other Party breaches any material obligation of this Agreement by first submitting written notice of breach to the breaching Party, which breach is not substantially cured within [†] of the receipt of such notice, followed by written notice of termination then being sent to the breaching Party.

9	Representations and Warranties

9.1	Authority. Each Party represents and warrants that it has full power and authority to execute, deliver and perform this Agreement, and that the terms of this Agreement do not conflict with any other contractual agreement or obligation to which it is a Party.

9.2	Intellectual Property. North Coast represents and warrants that:
a) North Coast will provide all Services and deliver all Deliverables to Omeros free and clear of any liens, encumbrances or claims of any third party;
b) North Coast’s provision of all Services for, and delivery of all Deliverables to, Omeros in accordance with this Agreement and all Research Plans will not infringe, misappropriate, violate or utilize any third party’s Intellectual Property Rights known to North Coast or third party confidential information known to North Coast, and no North Coast employee will violate any non-competition or similar agreements with any third party as a result of providing the Services and Deliverables;

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c) the pending patent applications listed on Exhibit D attached hereto (the “North Coast Patents”) are owned by North Coast and included in North Coast’s Pre-existing Intellectual Property, the claims of the North Coast Patents are patentable, and the claims of the North Coast Patents read on the processes and systems North Coast shall utilize in the performance of the Services and generation of the Deliverables under this Agreement and will provide North Coast exclusivity with respect to performance of the Services and generation of the Deliverables in the countries and regions in which the North Coast Patents were granted;
d) except with respect to any Intellectual Property Rights claiming methods or systems for the host expression of antibodies or antibody fragments during clinical or commercial manufacture, and except with respect to any Intellectual Property Rights that are specific to MASP-2 or Additional Targets, Omeros’ use of the Deliverables to conduct research and development and to generate, develop, produce and manufacture North Coast-Originated Antibodies and Omeros Therapeutics, and the performance by Omeros of preclinical and clinical development, manufacture, commercialization, distribution and sale of Omeros Therapeutics, shall not infringe any third party’s Intellectual Property Rights known to North Coast.
9.3	No Other Warranties. EXCEPT AS EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY OF THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SAFETY, EFFICACY AND NONINFRINGEMENT REGARDING THE SAMPLES, THE DELIVERABLES, THE NORTH COAST-ORIGNATED ANTIBODIES, THE OMEROS THERAPEUTICS OR ANY OTHER SUBJECT MATTER OF THIS AGREEMENT.

10	Indemnification; Limitation of Liability

10.1	Indemnification. Each Party (the “Indemnifying Party”) shall indemnify, defend and hold harmless the other Party, its affiliates, subsidiaries, officers, directors, employees, consultants, and agents (collectively the “Indemnitees”) from any and all liability, loss (including reasonable attorneys’ fees) or damage any of them may suffer as the result of claims, demands, costs or judgments against them by unaffiliated third parties (collectively “Claims”) that arise from the Indemnifying Party’s breach of any of its obligations, representations, covenants and warranties under this Agreement, or the Indemnifying Party’s negligent act or omission, willful misconduct or unlawful act, except and to the extent that such Claims result from the breach by any Indemnitee of any of the Indemnitees’ obligations, representations, covenants and warranties under this Agreement or any of the Indemnitees’ gross negligence, willful misconduct or unlawful act.

10.2	Procedure. In the event that any third party claim, action or suit is instituted against an Indemnitee in respect of which indemnity may be sought pursuant to Section 10.1, the Indemnitee will promptly notify the Indemnifying Party in writing (provided that the failure to give such notice promptly will not prejudice the rights of an Indemnitee, except

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to the extent that the failure to give such prompt notice materially adversely affects the ability of the Indemnifying Party to defend the claim, action or suit). Promptly after the Indemnitee gives such written notice, the Indemnifying Party and the Indemnitee shall meet to discuss how to respond to such claim, action or suit. The Indemnifying Party shall control the defense of such claim, action or suit. The Indemnitee shall cooperate with the Indemnifying Party in the defense of such claim, action or suit, at the expense of the Indemnifying Party. In any such proceeding, the Indemnitee shall also have the right to retain its own counsel at its own expense. The Indemnifying Party shall not be liable for damages with respect to a claim, action or suit settled or compromised by the Indemnitee without the Indemnifying Party’s prior written consent. No offer of settlement, settlement or compromise by the Indemnifying Party shall be binding on an Indemnitee without the Indemnitee’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), unless such settlement fully releases the Indemnitee without any liability, loss, cost or obligation to such Indemnitee, provided, however, that the Indemnifying Party shall have no authority to take any action as part of any such defense or settlement that invalidates or otherwise compromises or renders unenforceable any of the Indemnitees’ Intellectual Property Rights without the Indemnitees’ express prior written consent.

10.3	Limitation of Liability. Without limitation of any Party’s obligations to indemnify third party Claims under Section 10.1, neither Party shall be liable for any indirect, consequential, exemplary or incidental damages arising under or in association with this Agreement, except for any such liability arising from fraud by the Party or from any breach of the Party’s obligations regarding Confidential Information or Intellectual Property Rights under this Agreement.

11	Insurance

Each Party will procure and maintain, at its own expense, for the duration of the Agreement, and for [†] thereafter if written on a claims made or occurrence reported form, the types of insurance specified below with carriers rated [†] with A. M. Best or like rating agencies, at levels at all times commensurate with those standard in the industry for like companies at like stages of development but in any event no less than the following levels:
(a) Workers’ Compensation in accordance with applicable statutory requirements and each Party shall provide a waiver of subrogation in favor of the other Party;
(b) Employer’s Liability with a limit of liability in an amount of not less than [†];
(c) Commercial General Liability including premises operations, products & completed operations, blanket contractual liability, personal injury and advertising injury including fire legal liability for bodily injury and property damage in an amount not less than [†] per occurrence and [†] in the aggregate;
(d) Products Liability in an amount not less than [†] each occurrence prior to Omeros’ initial administration of an antibody developed under this Agreement to humans as part of a clinical trial cleared by FDA or other regulatory agency (“Initial Dosing”) and

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of not less that [†] each occurrence after Initial Dosing, provided that Omeros shall promptly notify North Coast upon Initial Dosing; and
(e) Excess Liability of [†] over Commercial General Liability and Employer’s Liability.
Each Party shall include the other Party and their subsidiaries, affiliates, directors, officers, employees and agents as additional insureds with respect to Commercial General Liability and Excess Liability. Each Party shall make available to the other Party, at such other Party’s request, evidence of its maintenance of insurance in satisfaction of its obligations under this Section 11. In the case of cancellation, non-renewal or material change in said coverage, each Party shall promptly provide to the other Party with a new certificate of insurance evidencing that the coverage meets the requirements in this Section 11. Each Party agrees that its insurance shall act as primary and noncontributory from any other valid and collectible insurance maintained by the other Party. Each Party may, at its option, satisfy, in whole or in part, its obligation under this Section 11 through its self-insurance program.
12	Use of Names

Except as may be required by law or regulation after first providing reasonable advance notice to the other Party, neither Party may use the other Party’s name in any promotional, advertising or other materials without the prior written consent of the other Party. North Coast hereby consents to Omeros’ disclosure of North Coast’s name in connection with the provision of the Services and the Deliverables under this Agreement to Omeros’ current and potential employees, consultants, directors, shareholders, investors and partners, and to any Regulatory Agency or other regulatory authority including, without limitation, FDA and the US Securities and Exchange Commission.

13	Notices

Any notice required or permitted to be given hereunder by either Party shall be in writing and shall be (a) delivered personally, (b) sent by registered mail, return receipt requested, postage prepaid, (c) sent by an internationally recognized courier service guaranteeing next-day delivery, charges prepaid, or (d) delivered by facsimile (with the original promptly sent by any of the foregoing manners) to the address or facsimile number of the other Party set forth below, or at such other address as may from time to time be furnished by notice by either Party. The effective date of any notice hereunder shall be the date of receipt by the receiving Party.

If to Omeros:	If to North Coast:

Omeros Corporation	North Coast Biologics LLC
1420 Fifth Avenue	2815 Eastlake Avenue East
Suite 2600	#300
Seattle, WA 98101	Seattle, WA 98102

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Attention: CEO	Attention: President
And copy to: General Counsel

Fax: 206.676.5005	Fax:
Phone: 206.676.5000	Phone: 206.605.0106
14	Miscellaneous

14.1	Integration. This Agreement including all Research Plans, appendices and exhibits attached thereto or incorporated by reference therein constitutes the entire understanding of the Parties hereto regarding the subject matter of this Agreement, and no other representation, agreement, promise or undertaking altering, modifying, taking from or adding to the terms of this Agreement shall have any effect unless the same is reduced to writing and duly executed by the Parties hereto. In the event of any conflict between the main body of this Agreement and any attachments thereto or documents incorporated by reference therein, the provisions of the main body of this Agreement shall control. Without limiting the foregoing, upon execution of this Agreement (a) the Mutual Confidentiality Agreement between the Parties dated as of June 10, 2008 shall terminate, except that the Parties’ obligations with respect to each other’s Confidential Information (as defined therein) disclosed prior to the date of this Agreement shall remain subject to the terms and condition of such agreement and (b) the FMAT Agreement between the Parties dated October 21, 2008 shall be terminated and of no further force or effect.

14.2	No Waiver. Either Party’s failure to enforce any provision of this Agreement will not be considered a waiver of future enforcement of that or any other provision.

14.3	Governing Law. The laws of the State of Washington, without regard to its conflict-of-laws provisions, shall govern this Agreement, its interpretation and its enforcement, and any disputes arising out of or related to this Agreement.

14.4	Arbitration. The Parties agree that, except as provided herein below, any claim or controversy arising out of or relating to this Agreement or breach thereof shall be settled by arbitration in King County in the State of Washington, in accordance with the commercial rules of the American Arbitration Association by a panel of three arbitrators, one selected by each Party and the third selected by the other two arbitrators. In any such arbitration proceeding, judgment upon the award rendered by the arbitrator shall be final and binding upon the Parties and may be entered by either Party in any court or forum of competent jurisdiction as provided herein below. Notwithstanding the foregoing, both Parties agree that any claims or controversies concerning the infringement, validity or enforceability of any Intellectual Property Rights, or the actual or threatened disclosure or misuse of any Confidential Information, may alternately be resolved by a civil action in the court of competent jurisdiction specified in Section 14.5, and both Parties further agree that each shall retain the right to seek injunctive relief in the court of competent jurisdiction specified in Section 14.5 to prevent a breach, threatened breach or continuing breach of this Agreement that would cause irreparable injury, including, without limitation, breaches

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

of confidentiality, infringement of Intellectual Property Rights or breach of Section 7.4 (Field Exclusivity).
14.5	Jurisdiction and Venue. Any civil action prosecuted or instituted by either Party as permitted herein above with respect to any matters arising out of or related to this Agreement shall be brought in either the United States District Court located in King County the State of Washington (if federal subject matter jurisdiction therein lies) or the Superior Court for King County in the State of Washington, and each Party hereby consents to the exclusive jurisdiction and venue of such courts for such purposes.

14.6	Attorney’s Fees. In the event that it is necessary for either Party to take legal action to enforce any of the terms, conditions or rights contained herein, or to defend any such action, then the prevailing Party in such action shall be entitled to recover from the other Party all reasonable attorneys fees, costs and expenses related to such legal action.

14.7	Severability. In the event that any portion of this Agreement is held invalid or unenforceable by a court of law, that provision will be construed and reformed to permit enforcement of the provision to the maximum extent permissible consistent with the Parties’ original intent, and if such construction is not possible, such provision shall be struck from this Agreement, and the remainder of the Agreement shall remain in full force and effect as if such provision had never been part of this Agreement.

14.8	Independent Contractors. For the purposes of this Agreement, the Parties hereto are independent contractors, and nothing in this Agreement shall be construed to place them in the relationship of partners, principal and agent, employer/employee or joint venturers. Except as provided expressly herein, each Party agrees that it shall have no authority to bind or obligate the other Party, nor shall any Party hold itself out as having such authority.

14.9	Force Majeure. Neither Party will be liable for failure or delay in performing any obligation under this Agreement, or will be considered in breach of this Agreement, if such failure or delay is due to a natural disaster or any cause reasonably beyond such Party’s control, provided that such Party resumes performance as soon as possible following the end of the event that caused such delay or failure of performance.

14.10	Assignment. Neither Party may assign this Agreement, or any obligation or right under this Agreement, in whole or in part, without the other Party’s prior written consent, which consent will not be unreasonably withheld. This Section shall not be construed in any way to limit Omeros’ rights to grant, at Omeros’ sole discretion, sublicenses hereunder. Each Party hereby consents to the other Party’s assignment of this Agreement in whole or in part to any successor in interest of the assigning Party as part of a merger, acquisition, other change of control or together with a sale, transfer or other conveyance of all or substantially all of that part of the assigning Party’s assets that pertain to this Agreement. Each Party’s obligations and rights under this Agreement will be binding upon and will inure to the benefit of the Parties’ permitted successors and assignees.

14.11	Counterparts. This Agreement may be executed in one or more counterparts, each of

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

which will be considered an original, and all of which will constitute the same instrument.
This Agreement is accepted and acknowledged by each Party through the signature of its authorized representative below:

NORTH COAST BIOLOGICS LLC		OMEROS CORPORATION

By: /s/ Johnny Stine Name: Johnny Stine		By: Name:	/s/ Gregory A. Demopulos Gregory A. Demopulos, M.D.

Title:	President	Title:	Chairman & CEO

Facsimile:		Facsimile:	206 676 5005

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Exhibit A to
Omeros Corporation
AGREEMENT FOR ANTIBODY DEVELOPMENT SERVICES
LIST OF ADDITIONAL TARGETS

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

NorthCoast-Omeros Development Agreement Exhibit A, Part 1

Target	mAb	TA	Indication
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

1

NorthCoast-Omeros Development Agreement Exhibit A, Part 1

Target	mAb	TA	Indication
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

2

NorthCoast-Omeros Development Agreement Exhibit A, Part 1

Target	mAb	TA	Indication
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

3

NorthCoast-Omeros Development Agreement Exhibit A, Part 1

Target	mAb	TA	Indication
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

4

NorthCoast-Omeros Development Agreement Exhibit A, Part 1

Target	mAb	TA	Indication
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

5

NorthCoast-Omeros Development Agreement Exhibit A, Part 1

Target	mAb	TA	Indication
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

6

NorthCoast-Omeros Development Agreement Exhibit A, Part 1

Target	mAb	TA	Indication
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

7

NorthCoast-Omeros Development Agreement Exhibit A, Part 1

Target	mAb	TA	Indication
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

8

NorthCoast-Omeros Development Agreement Exhibit A, Part 1

Target	mAb	TA	Indication
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

9

NorthCoast-Omeros Development Agreement Exhibit A, Part 1

Target	mAb	TA	Indication
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

10

NorthCoast-Omeros Development Agreement Exhibit A, Part 1

Target	mAb	TA	Indication
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

11

NorthCoast-Omeros Development Agreement Exhibit A, Part 1

Target	mAb	TA	Indication
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

12

NorthCoast-Omeros Development Agreement Exhibit A, Part 1

Target	mAb	TA	Indication
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

13

NorthCoast-Omeros Development Agreement Exhibit A, Part 2

Target	POC Reagent	TA	Indication	Institution/Company
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

1

NorthCoast-Omeros Development Agreement Exhibit A, Part 2

Target	POC Reagent	TA	Indication	Institution/Company
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]
[†]
[†]
[†]
[†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

2

NorthCoast-Omeros Development Agreement Exhibit A, Part 3

[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

1

NorthCoast-Omeros Development Agreement Exhibit A, Part 3

[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

2

NorthCoast-Omeros Development Agreement Exhibit A, Part 3

[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

3

NorthCoast-Omeros Development Agreement Exhibit A, Part 3

[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]

[†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

4

Exhibit B to
Omeros Corporation
AGREEMENT FOR ANTIBODY DEVELOPMENT SERVICES
RESEARCH PLAN FOR ANTIBODIES TO MASP-2
     This Research Plan for Antibodies to MASP-2 is dated as of October 31, 2008 and is between Omeros Corporation (“Omeros”) and North Coast Biologics LLC (“North Coast”) and constitutes the “Initial Research Plan” under the Agreement for Antibody Development dated October 31, 2008 between Omeros and North Coast (the “Development Agreement”). Capitalized terms used but not defined in this Initial Research Plan shall have the meanings given to them in the Development Agreement.
Task 1 — [†]
Section 1.1
     (a) Description. [†].
     (b) Time to Complete. North Coast will complete the Services and provide the Deliverables to Omeros as described in Section 1.1(a) [†].
Section 1.2
     (a) Description. [†].
     (b) Time to Complete. [†]. Omeros shall have no liability under this Section 1.2, provided that until Omeros has performed the matters described in this Section 1.2, North Coast will be excused from providing any Services or Deliverables that are directly dependent upon such performance unless Omeros’ delay is caused by North Coast’s failure to timely provide any of the Services and Deliverables called for in this Initial Research Plan.
Task 2 —[†]
Section 2.1
     (a) Description. [†].
     (b) Time to Complete. North Coast will complete the Services and provide the Deliverables to Omeros as described in Section 2.1(a)
within [†].
Section 2.2
     (a) Description. [†].
     (b) Time to Complete. [†]. Omeros shall have no liability under this Section 2.2, provided that until Omeros has performed the matters described in this Section 2.2, North Coast will be excused from providing any Services or Deliverables that are directly dependent upon such performance and any deadlines for such Services and Deliverables shall be extended by the

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

number of additional days in excess of [†]; provided, however, that North Coast will not be excused from providing any Services or Deliverables and no deadlines for any Services or Deliverables shall be extended if Omeros’ delay is caused by North Coast’s failure to timely provide any of the Services and Deliverables called for in this Initial Research Plan.
     [†].
Section 2.3
     (a) Description. [†].
     (b) Time to Complete. North Coast will complete the Services and provide the Deliverables to Omeros as described in Section 2.3(a) within no longer than [†].
     (c) Additional Assistance. [†].
Section 2.4
     (a) Description. [†].
     (b) Time to Complete. Omeros intends to complete the testing described in Section 2.4(a) within [†].
Section 2.5
     Due Dates for all Deliverables. North Coast shall deliver all Deliverables required by Section 2.1 of this Initial Research Plan, including the delivery to Omeros of [†] (the “First Due Date”) and all Deliverables required by Section 2.3 of this Initial Research Plan, including the delivery to Omeros of the [†] (the “Second Due Date”), which First and Second Due Dates shall be deemed prospectively to have been met only upon Omeros’ determination in accordance with Sections 2.3 and 2.4, respectively, after delivery of such Deliverables that at least one of the [†], which First and Second Due Dates may be extended due to certain delays by Omeros as provided for in the Development Agreement and in this Initial Research Plan.
Section 2.6
     (a) Description. [†].
     (b) Time to Complete. North Coast will complete the Services and provide the Deliverables with respect to an Optional Candidate as described in Section 2.3 within [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

2

     This Initial Research Plan is accepted and acknowledged by each Party through the signature of its authorized representative below, and is effective as of the date first set forth above in this Initial Research Plan.

NORTH COAST BIOLOGICS LLC		OMEROS CORPORATION

By: /s/ Johnny Stine Name: Johnny Stine		By: Name:	/s/ Gregory A. Demopulos Gregory A. Demopulos, M.D.

Title:	President	Title:	Chairman & CEO

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

3

Exhibit C to
Omeros Corporation
AGREEMENT FOR ANTIBODY DEVELOPMENT SERVICES
FORM OF ADDITIONAL TARGET RESEARCH PLAN
RESEARCH PLAN FOR ANTIBODIES TO [ADDITIONAL TARGET]
     This Research Plan for Antibodies to [ADDITIONAL TARGET] is dated as of [XXXX] and is between Omeros Corporation (“Omeros”) and North Coast Biologics LLC (“North Coast”) and constitutes an “Additional Target Research Plan” under the Agreement for Antibody Development dated October 31, 2008 between Omeros and North Coast (the “Development Agreement”). Capitalized terms used but not defined in this Additional Target Research Plan shall have the meanings given to them in the Development Agreement.
Task 1 — [†]
Section 1.1
     (a) Description. [†].
     (b) Time to Complete. North Coast will complete the Services and provide the Deliverables to Omeros as described in Section 1.1(a) by [MONTH/DAY/YEAR]. [†]
Section 1.2
     (a) Description. [†].
     (b) Time to Complete. [†] Omeros shall have no liability under this Section 1.2, provided that until Omeros has performed the matters described in this Section 1.2, North Coast will be excused from providing any Services or Deliverables that are directly dependent upon such performance unless Omeros’ delay is caused by North Coast’s failure to timely provide any of the Services and Deliverables called for in this Additional Target Research Plan. [†]
Task 2 — [†]
Section 2.1
     (a) Description. [†].
     (b) Time to Complete. North Coast will complete the Services and provide the Deliverables to Omeros as described in Section 2.1(a)
within [†].
Section 2.2
     (a) Description. [†].
     (b) Time to Complete. [†]. Omeros shall have no liability under this Section 2.2, provided that until Omeros has performed the matters described in this Section 2.2, North Coast will be excused from providing any Services or Deliverables that are directly dependent upon such performance and any deadlines for such Services and Deliverables shall be extended by the

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

number of additional days in excess of [†]; provided, however, that North Coast will not be excused from providing any Services or Deliverables and no deadlines for any Services or Deliverables shall be extended if Omeros’ delay is caused by North Coast’s failure to timely provide any of the Services and Deliverables called for in this Additional Target Research Plan. [†].
     [†]
Section 2.3
     (a) Description. [†].
     (b) Time to Complete. North Coast will complete the Services and provide the Deliverables to Omeros as described in Section 2.3(a) within no longer than [†].
     (c) Additional Assistance. [†].
Section 2.4
     (a) Description. [†].
     (b) Time to Complete. Omeros intends to complete the testing described in Section 2.4(a) within [†].
Section 2.5
     Due Dates for all Deliverables. Due Dates for all Deliverables. North Coast shall deliver all Deliverables required by Section 2.1 of this Additional Target Research Plan, including the delivery to Omeros of the [†] (the “First Due Date”) and all Deliverables required by Section 2.3 of this Additional Target Research Plan, including the delivery to Omeros of the [†] (the “Second Due Date”), which First and Second Due Dates shall be deemed prospectively to have been met only upon Omeros’ determination in accordance with Sections 2.3 and 2.4, respectively, after delivery of such Deliverables that at least one of the [†], which First and Second Due Dates may be extended due to certain delays by Omeros as provided for in the Development Agreement and in this Additional Target Research Plan. [†].
Section 2.6
     (a) Description. [†].
     (b) Time to Complete. North Coast will complete the Services and provide the Deliverables with respect to an Optional Candidate as described in Section 2.3 within [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

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This Additional Target Research Plan is accepted and acknowledged by each Party through the signature of its authorized representative below, and is effective as of the date first set forth above in this Additional Target Research Plan.

NORTH COAST BIOLOGICS LLC	OMEROS CORPORATION

By:	By:

Name:	Name:

Title:	Title:

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

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Exhibit D to
Omeros Corporation
AGREEMENT FOR ANTIBODY DEVELOPMENT SERVICES
LIST OF NORTH COAST PATENTS
Application No. [†]
Title: DISCOVERY AND GENERATION OF HIGH AFFINITY, FUNCTIONAL THERAPEUTIC OR DIAGNOSTIC PROTEINS
Filing Date: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION